AMENDMENT NO. ONE TO CREDIT AGREEMENT


          AMENDMENT NO. ONE TO CREDIT AGREEMENT, dated as of September 4, 1997, among HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership (the "Borrower"), the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent, and MANUFACTURERS AND TRADERS TRUST COMPANY, as Co-Agent.

                             RECITALS

          A. The parties hereto are parties to that certain Credit Agreement, dated as of the date hereof (the "Credit Agreement").
Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

          B. The Borrower intends to consummate the acquisition of the 1,750 unit Mill Creek apartment portfolio in Philadelphia, Pennsylvania (the "Acquisition") not later than September 30, 1997 and, in connection therewith, desires that the Lenders amend, for a limited period of time following consummation of the Acquisition, a certain financial covenant set forth in the Credit Agreement.

          C. The Lenders have agreed to amend such covenant as provided herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   (a)  During the Amendment Period (as hereinafter defined),
Section 6.01(a)(i) of the Credit Agreement is hereby amended to read as follows:

               "(i) 60% of Total Value"

               (b) Effective immediately upon the termination of the Amendment Period, Section 6.01(a)(i) of the Credit Agreement shall read as originally set forth in the Credit Agreement, that is, "55% of Total Value".

          2. For purposes hereof, "Amendment Period" shall mean the period commencing on the date of consummation of the Acquisition and ending 180 days thereafter. Notwithstanding anything in the foregoing to the contrary, in the event that the Acquisition is not consummated by September 30, 1997, this Amendment No. One shall be deemed null and void and of no further force and effect.


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          3.   The Administrative Agent and the Lenders hereby acknowledge receipt from the Borrower of adequate notice of the Acquisition pursuant to
Section 5.02(b)(ii) of the Credit Agreement.

          4. Except as expressly set forth herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

          5. This Amendment No. One (a) shall be governed by the laws of the State of New York, without giving effect to the conflict of law principles thereof, and (b) may be executed in counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. One to be duly executed by their respective authorized officers as of the day and year first above written.

                                   HOME PROPERTIES ON NEW YORK, L.P.

                                   By: Home Properties of New York, Inc.


                                   By:/s/ Amy L. Tait
                                   __________________________________
                                      Name:  Amy L. Tait
                                      Title: Executive Vice President


                                   THE CHASE MANHATTAN BANK, individually
                                   and as Administrative Agent


                                   By:/s/ James M. Reilly
                                   __________________________________
                                      Name:  James M. Reilly
                                      Title: Vice President


                                   MANUFACTURERS AND TRADERS TRUST COMPANY, individually and as Co-Agent


                                   By:/s/ Lisa A. Plescia
                                   __________________________________
                                      Name:  Lisa A. Plescia
                                      Title:  Vice President





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